SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                              Form 8-K/A

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                           February 5, 1997


                         First Mutual Bancorp, Inc.
                  ---------------------------------------
         (Exact name of registrant as specified in its charter)

        Delaware                0 -26184            37-1339075
-----------------------    -----------------     ----------------
    (State or other      (Commission File No.)   (I.R.S. Employer
    jurisdiction of                           Identification No.)


         Registrant's telephone number, including area code:
                          (217) 429-2306

                          Not Applicable
    ---------------------------------------------------------
    (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets

     On January 3, 1997, First Mutual Bancorp, Inc. (the "Registrant"), the holding company for First Mutual Bank, S.B. (the "Bank") completed the Bank's acquisition of three branch offices from First of America Bank-Illinois, N.A. ("FOA"). The Registrant reported on such acquisition in a Current Report on Form 8-K dated January 17, 1997. Pro forma financial information related to such acquisition was unavailable to the Registrant at the time of the filing of the Form 8-K. Such pro forma financial information is filed herewith as Exhibit 99 pursuant to Item 7(a)(4) of Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following Exhibit is filed as part of this report:

     Exhibit 99 Pro Forma Financial Information relative to the acquisition and prepared in accordance with Article 11 of Regulation S-X.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to this current report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FIRST MUTUAL BANCORP, INC.



DATE: March 19, 1997          By:  /s/ Paul K. Reynolds
                                   ------------------------------
                                   Paul K. Reynolds, President
                                    and Chief Executive Officer

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